Exhibit 10.38

EMMAUS LIFE SCIENCES, INC.

AMENDMENT NO. 3 TO CONVERTIBLE PROMISSORY NOTE

This Amendment No. 3 to Convertible Promissory Note (this “Amendment”) is made and entered into as of June 15, 2020 by and between EMI Holding, Inc., a Delaware corporation (formerly known as Emmaus Life Sciences, Inc and herein “Borrower” or the “Company”), and the undersigned holder or its registered assigns (the “Holder”) of the Convertible Promissory Note of the Company more specifically described on the Holder Signature Page hereto, as amended by Amendments Nos. 1 and 2 thereto dated July 8, 2019 and January 15, 2020, respectively (as so amended, the “Original Note”), in order to further amend the Original Note as follows:

The introductory paragraph of the Original Note is hereby amended and restated to read in its entirety as follows:

“This Note is registered with the Borrower as to both principal and interest and, accordingly, is in “Registered Form” within the meaning of Sections 871(h) and 881(c) of the Internal Revenue Code of 1986, as amended.”

The “Loan Due Date” of the Original Note is hereby extended to June 15, 2023.

The “Interest Rate” of the Original Note is hereby increased from 11% to 12%.

Section 2 of the Original Note is hereby amended to read in its entirety as follows:

“2.  Prepayment.  The Principal Amount of the Amended Note may be prepaid, in whole but not in part, at any time or from time to time.  In conjunction with this Amendment, Emmaus Life Sciences, Inc., the parent company of Borrower, is issuing to Borrower a Common Stock Purchase Warrant of even date which will be and become exercisable as provided therein, including in connection with the prepayment of the Amended Note.”

Section 4 of the Original Note is hereby deleted in its entirety and replaced as follows:

“4.  Interest payment.  Notwithstanding any other provision of the Original Note, as amended by this Amendment (the “Amended Note”), accrued and unpaid interest on the Principal Amount shall be payable monthly on or before the 15th day of each month until the Amended Note is paid in full.  The $3,150,000 Principal Amount of the Amended Note as of the date of this Amendment shall be due and  payable in a lump sum upon the expiration of the Term, unless the Holder shall otherwise agree in writing, including by electronic mail.

Section 9(a) of the Original Note is hereby amended to add at the end of said Section the following additional provisions:

“For clarity, the Borrower (or its duly authorized agent) shall maintain or cause to be maintained a registry (the “Registry”) of the ownership of this Note at its principal office (or the principal office of its duly authorized agent).  The Registry shall reflect the Lender as the original payee of this Note and shall reflect any proposed assignee of this Note as the Borrower (or its duly authorized agent) shall receive notice of, by delivery to it of a notice of an assignment this Note, duly executed by the Lender.  Prior to the receipt of such notice of assignment, the Borrower (or its duly authorized agent) shall treat the person in whose name this Note is registered as the payee hereunder for the purpose of receiving all payments hereunder and for all other purposes.  Before any transfer of the obligations evidenced by this Note is effective, this Note must be surrendered for cancellation and the name of the assignee must be entered as the registered holder in the Registry.  A replacement promissory note of like tenor will then be issued to the assignee.

Except as set forth above, the terms and provisions of the Original Note shall remain in full force and effect.

This Amendment may be executed in counterparts and by facsimile signature or otherwise, and each such counterpart shall be deemed an original and both such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first set forth above.

EMI Holding, Inc.

By: /s/ Yutaka Niihara
     Yutaka Niihara, M.D., M.P.H.
     Chairman and Chief Executive Officer

[Holder Signature Page Follows]

HOLDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO CONVERTIBLE PROMISSORY NOTE

AGREED AND ACCEPTED:

Dated: July ___, 2020

Wealth Threshold Limited

Name of individual purchaser, custodian, corporation, partnership or other entity or trust (please print)

Signature of individual purchaser, authorized person or trustee

CONVERTIBLE PROMISSORY NOTE DATED JANUARY 15, 2018 IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000, AS AMENDED BY AMENDMENTS NOS. 1 AND 2 THERETO DATED JULY 8, 2019 AND JANUARY 15, 2020, RESPECTIVELY.